FHLB Stock	12 Months Ended
Dec. 31, 2014
Federal Home Loan Banks [Abstract]
FHLB Stock
FHLB Stock

The Bank, as a member of the FHLB of Atlanta, is required to acquire and hold shares of capital stock in the FHLB of Atlanta in an amount equal to a membership component, which is 0.15% of total assets at September 30, 2014 and 2013 plus a transaction component which equals 4.5% of outstanding advances (borrowings) from the FHLB of Atlanta.  The Bank is in compliance with this requirement with an investment in FHLB of Atlanta stock of $3.1 million and $5.0 million as of December 31, 2014 and 2013, respectively. No readily available market exists for this stock and it has no quoted fair value.  However, because redemption of this stock has historically been at par, it is carried at cost.